PROSPECTUS SUPPLEMENT                                 EXHIBIT 99.1
(To Prospectus dated February 17, 2006)               REGISTRATION NO. 333-37980



                                [GRAPHIC OMITTED]



                        1,000,000,000 Depositary Receipts
                         Market 2000+ HOLDRS (SM) Trust

       This prospectus supplement supplements information contained in the prospectus dated February 17, 2006 relating to the sale of up to 1,000,000,000 depositary receipts by the Market 2000+ HOLDRS (SM) Trust.

       The share amounts specified in the table in the "Highlights of Market 2000+ HOLDRS" section of the base prospectus shall be replaced with the following:

                                                                                     Primary
                                                                        Share        Trading
                     Name of Company                     Ticker        Amounts        Market
       ---------------------------------------------  ------------  -------------  ------------
       Agere Systems Inc.                                 AGR        0.110136986       NYSE
       American International Group, Inc.                 AIG             2            NYSE
       Astrazeneca p.l.c. *                               AZN             4            NYSE
       AT&T Inc.                                           T           4.935304        NYSE
       AVAYA Inc.                                          AV           0.3333         NYSE
       BellSouth Corporation                              BLS             5            NYSE
       BP p.l.c. *                                         BP             3            NYSE
       Bristol-Myers Squibb Company                       BMY             3            NYSE
       BT Group p.l.c.                                     BT             2            NYSE
       CBS Corporation Class B "New"                      CBS            1.5           NYSE
       Cisco Systems, Inc.                                CSCO            3           NASDAQ
       Citigroup Inc.                                      C              3            NYSE
       Comcast Corporation                               CMCSA          1.941         NASDAQ
       The Coca-Cola Company                               KO             3            NYSE
       Dell Inc.                                          DELL            5           NASDAQ
       Deutsche Telekom AG *                               DT             5            NYSE
       Eli Lilly and Company                              LLY             2            NYSE
       EMC Corporation                                    EMC             2            NYSE
       Exxon Mobil Corporation                            XOM             4            NYSE
       France Telecom *                                   FTE             2            NYSE
       General Electric Company                            GE             3            NYSE
       GlaxoSmithKline p.1.c.                             GSK             3            NYSE
       Hewlett-Packard Company                            HPQ             4            NYSE
       Home Depot, Inc.                                    HD             4            NYSE
       Intel Corporation                                  INTC            2           NASDAQ
       International Business Machines Corporation        IBM             2            NYSE
       JDS Uniphase Corporation                           JDSU            2           NASDAQ
       Johnson & Johnson                                  JNJ             4            NYSE
       LM Ericsson Telephone Company *                   ERICY           0.9          NASDAQ
       Lucent Technologies Inc.                            LU             4            NYSE
       McDATA Corporation                                MCDTA       0.073613802      NASDAQ
       Medco Health Solutions                             MHS           0.3618         NYSE
       Merck & Co., Inc.                                  MRK             3            NYSE
       Microsoft Corporation                              MSFT            6           NASDAQ
       Morgan Stanley                                     MWD             2            NYSE

                                                   (continued on following page)

                                                                                     Primary
                                                                        Share        Trading
                     Name of Company                     Ticker        Amounts        Market
       ---------------------------------------------  ------------  -------------  ------------
       Nippon Telegraph and Telephone Corporation *       NTT             3            NYSE
       Nokia Corp. *                                      NOK             4            NYSE
       Nortel Networks Corporation                         NT             2            NYSE
       Novartis AG *                                      NVS             5            NYSE
       Oracle Corporation                                 ORCL            4           NASDAQ
       Pfizer Inc.                                        PFE             4            NYSE
       Qwest Communications International Inc.             Q              4            NYSE
       Sony Corporation *                                 SNE             2            NYSE
       Sun Microsystems, Inc.                             SUNW            4           NASDAQ
       Syngenta AG                                        SYT        1.038608908       NYSE
       Texas Instruments Incorporated                     TXN             3            NYSE
       The St. Paul Travelers Companies, Inc.             STA         0.17158726       NYSE
       Time Warner Inc.                                   TWX             6            NYSE
       TOTAL S.A. * (1) (2)                               TOT             4            NYSE
       Toyota Motor Corporation *                          TM             2            NYSE
       Verizon Communications                              VZ             4            NYSE
       Viacom Inc. Class B "New"                         VIA.B           1.5           NYSE
       Vodafone Airtouch p.l.c. *                         VOD             5            NYSE
       Wal-Mart Stores Inc.                               WMT             4            NYSE
       Zimmer Holdings, Inc.                              ZMH            0.3           NYSE
    ------------------------------------------

       * The securities of these non-U.S. companies trade in the United States as American Depositary Receipts. Please see "Risk Factors" and "United States Federal Income Tax Consequences--Special considerations with respect to underlying securities of foreign issuers" for additional information relating to an investment in a non-U.S. company.

       (1)  As a result of the spin-off of Arkema S.A. from Total S.A. (NYSE:
       "TOT") a component of the Market 2000+ HOLDRS Trust, Arkema S.A. will not be added as an underlying security of the Market 2000+ HOLDRS Trust. As set forth in the prospectus for the Trust, if Arkema S.A. is not listed for trading on a U.S. national securities exchange or through NASDAQ, it will be distributed by The Bank of New York. For the 2 shares of Total S.A. per 100 shares round lot of Market 2000+ HOLDRS, The Bank of New York received 0.1 shares of Arkema S.A. and distributed 0.001 shares of Arkema S.A. per depositary share of "MKH" on May 30, 2006.

       (2) Effective Friday, May 26, 2006, the quantity of shares of Total S.A. represented by each 100 share round lot of Market 2000+ HOLDRS increased to 4 shares (from 2) due to the 2 for 1 stock split of Total S.A.

       The share amounts listed in the table above reflect all previous stock splits, dividends and business combination transactions.

            The date of this prospectus supplement is June 30, 2006.